UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K/A
                          (Originally filed: 10-31-2002)
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 7, 2003

                            Ohana Enterprises, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                   -----------
          (State or other jurisdiction of incorporation or organization)

         001-07894                                 95-2312900
        ----------                                 ---------
  (Commission File Number)             (IRS Employer Identification Number)

              2899 Agoura Road, #168 Westlake Village, CA 91361
                         --------------------------
                    (Address of principal executive offices)

                                 (818) 991-6020
                                ---------------
           (Registrant's telephone number, including area code)


                             Erly Industries, Inc.
                         Torchmail Communications, Inc.
                      ------------------------------------
                        Previous names of the Registrant

==========================================================================

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Pro Forma Financial Information and Exhibits.
                 --------------------------------------------

       Pro Forma financial information relating to Ohana Enterprises, Inc., a Delaware corporation ("Company") and giving effect to the Company's acquisition of all outstanding shares of common stock of Virtual Interviews, Inc., a Nevada corporation, is provided on pages F-2 through F-6 of this amended Report.

             (b) Financial Statements of the Business Acquired.
                 ----------------------------------------------

        Historical financial statements for Virtual Interviews are provided on pages F-7 through F-16 of this amended Report.


             (c)       Exhibits
                       --------
                        None


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 07, 2003
                                 Ohana Enterprises, Inc.
                                 A Delaware Corporation

                                 By: /s/ Catherine Thompson
                                   ---------------------------------
                                   Catherine Thompson
                                   Chief Financial Officer, Secretary

=====================================================================


                         INDEX TO FINANCIAL STATEMENTS

                        Ohana Enterprises and Subsidiary
                   Proforma Consolidated Financial Statements
                                  (Unaudited)

Financial Statements:                                           Page
-------------------------                                       ------
Proforma Explanatory Headnote                                    F-2
Unaudited Proforma Consolidated Balance Sheet                    F-3
Unaudited Proforma Consolidated Statements of Operations
  For the Period Ended September 30, 2002                        F-4
  For the Year Ended June 30, 2002                               F-5

Notes to Unaudited Proforma Consolidated Financial Statements    F-6

Virtual Interviews Independent auditors' report                  F-7
Consolidated Financial Statements: Balance Sheet                 F-8
Statement of Operations                                          F-9
Statement of Changesin Stockholders Equity                       F-10
Statement of Cashflows                                           F-11
Notes to Consolidated Financial Statements                       F-12

=====================================================================


Ohana Enterprises, Inc. and Subsidiary Proforma Explanatory Headnote

The following unaudited proforma consolidated financial statements give effect to the reverse acquisition by Virtual Interviews (the "Company") of Torchmail Communications, Inc. ("Torchmail") and is based on the estimates and assumptions set forth herein and in the notes to such statement. This proforma information has been prepared utilizing the historical financial statements of the Company and notes thereto, which are incorporated by reference herein. The proforma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the dates indicated or the results which may be obtained in the future.

The proforma consolidated statements of operations for the period ended September 30, 2002 and for the year ended June 30, 2002 include the operating results of the Company and Torchmail for such periods.

On October 18, 2002 the Company merged with Torchmail in exchange for 9,384,543 shares of Torchmail. Shortly thereafter, Torchmail changed its name to Ohana Enterprises, Inc.

-------------------------------------------------------------------------



                     Ohana Enterprises, Inc. and Subsidiary
                 Unaudited Proforma Consolidated Balance Sheet
                               September 30, 2002


                                                      Torchmail               Virtual             Proforma       Proforma
                                                      Communications, Inc.    Interviews, Inc.    Adjustments    Consolidated
                                                      -------------------    -----------------   -------------   -----------
ASSETS

 Current Assets
   Notes receivable related party                     $          -           $            -      $    200,000    $   200,000
   Investments, available for sale                          12,500                        -           (12,500)             -
                                                      ------------------     -----------------   --------------  -------------
TOTAL ASSETS                                          $     12,500           $            -      $    187,500    $   200,000
                                                      ==================     =================   ==============  =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accrued liabilities            $     17,964           $        67,040     $    (17,964)   $    67,040
  Notes payable-Hudson Corporation                               -                         -           200,000       200,000
  Related party payable                                     21,332                         -                -        (21,332)
                                                      -----------------      -----------------   --------------  -------------
TOTAL LIABILITIES                                     $     39,296           $        67,040     $     160,704   $   267,040

STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred Stock                                                -                         -                 -             -
  Common Stock                                               3,773                     9,385                 -        13,158
  Additional paid-in-capital                               181,922                    19,025          (185,695)       15,252
  Accumulated deficit                                     (212,491)                  (95,450)           212,491      (95,450)
                                                      -----------------      -----------------   --------------- -------------
       Total stockholder's Deficit                         (26,796)                  (67,040)            26,796      (67,040)
                                                      -----------------      -----------------   --------------- -------------

TOTAL LIABILITIES and STOCKHOLDERS' EQUITY (DEFICIT)  $     12,500            $            -     $      187,500  $   200,000
                                                      =================      =================   =============== =============



See Accpanying Notes To Unaudited  Proforma Conslidated Financial Statements

                     Ohana Enterprises, Inc. and Subsidiary
            Unaudited Proforma Consolidated Statement of Operations
                 For the quarter Ended September 30, 2002


                                             Torchmail               Virtual             Proforma       Proforma
                                             Communications, Inc.    Interviews, Inc.    Adjustments    Consolidated
                                             -------------------    -----------------   -------------   -----------
Sales                                      $           -            $          -        $       -       $       -
General and administrative expenses                  350                  41,972             (350)         41,972
                                             -------------------    -----------------   -------------   -----------
   Loss from operations                             (350)                (41,972)             350         (41,972)
                                             ------------------     -----------------  --------------   -----------
Net loss                                   $        (350)           $    (41,972)             350         (41,972)
                                             ==================     =================  ==============  ============
Basic weighted average number
of common shares outstanding                    3,773,000              9,384,543                        13,157,543
                                             ==================     =================                  ============
Net loss per common share
    Basic                                                                                              $   (0.003)
                                                                                                       ============



See Accpanying Notes To Unaudited  Proforma Conslidated Financial Statements

                     Ohana Enterprises, Inc. and Subsidiary
            Unaudited Proforma Consolidated Statement of Operations
             For the years ended March 31, 2002 and June 30, 2002


                                             Torchmail               Virtual
                                             Communications, Inc.    Interviews, Inc.
                                             -------------------    -----------------
                                                        For the year ended               Proforma       Proforma
                                               March 31, 2002        June 30, 2002       Adjustments    Consolidated
                                             -------------------   ------------------   -------------  -------------
Sales                                      $           -            $          -        $       -       $       -
General and administrative expenses               82,844                  53,478          (82,844)         53,478
                                             -------------------    -----------------   -------------   -----------
   Loss from operations                          (82,844)                (53,478)          82,844         (53,478)
                                             ------------------     -----------------  --------------   -----------
Net loss                                   $     (82,844)          $     (53,478)          82,844         (53,478)
                                             ==================     =================  ==============  ============
Basic weighted average number
of common shares outstanding                     741,000               5,112,391                        5,853,391
                                             ==================     =================                  ============
Net loss per common share
    Basic                                                                                              $   (0.009)
                                                                                                       ============

See Accpanying Notes To Unaudited  Proforma Conslidated Financial Statements


                     Ohana Enterprises, Inc. and Subsidiary
                          Notes to Unaudited Proforma
                       Consolidated Financial Statements

NOTE 1 - PROFORMA ADJUSTMENTS

The adjustments relating to the unaudited proforma consolidated statements of operations are computed assuming the reverse merger with Torchmail was consummated at the beginning of the period presented. The adjustments relating to the unaudited proforma consolidated balance sheet assumes that the merger occurred on September 30, 2002.

NOTE 2 - ACQUISITION OF SUBSIDIARY

The acquisition is recorded using the purchase method.

NOTE 3 - PAYMENT OF LIABILITIES

The unaudited proforma consolidated balance sheet reflects the fact that assets and liabilities were not assumed in the acquisition.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Virtual Interviews, Inc. Westlake Village, CA

We have audited the accompanying balance sheet of Virtual Interviews, Inc. (the "Company") (a Development Stage Company) as of June 30, 2002 and the related statement of operations, stockholders' equity (deficit) and cash flows from July 1, 2001 (inception) to June 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referenced to above present fairly, in all material respects, the financial position of the Company as of June 30, 2002, and the results of their operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $53,478 during the year ended June 30, 2002, and as of that date, had an accumulated deficit of $53,478. As described in
Note 3 to the financial statements, the Company's management is attempting to raise additional capital through various means, the success of which is uncertain. Thus, the condition of the Company raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Pasadena, California
April 30, 2003

/s/ Lucas, Horsfall, Murphy & Pindroh, LLP

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                                 Balance Sheet
                                 June 30, 2002


                                                                ASSETS


TOTAL ASSETS                                               $       -
                                                              =========


         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities                        25,918
                                                              ---------
        Total Current Liabilities                               25,918
                                                              ---------
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value, 250,000,000 authorized,
        9,384,543 issued and outstanding                         9,385
Stock subscription receivable                                     (850)
Additional paid-in capital                                      19,025
Accumulated deficit                                            (53,478)
                                                              ---------
Total stockholders' equity (deficit)                           (25,918)
                                                              ---------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $       -
                                                             ==========


The accompanying notes are an integral part of this financial statement.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                            Statement of Operations
                        For the Year Ended June 30, 2002
                                      and
              the Period July 1, 2001(inception) to June 30, 2002

                                                      July 1, 2001
                                                       (inception)
                                                     to June 30, 2002
                                                    -----------------

General and administrative expenses     $  53,478      $  53,478
                                         ---------      ---------
Loss from operations                      (53,478)       (53,478)
                                         ---------      ---------
Net loss                               $  (53,478)     $ (53,478)
                                         =========      =========

Basic weighted average number of
 common shares outstanding               5,112,391       5,112,391
                                         =========      ==========
Net loss per common share Basic        $     (0.01)    $   (0.01)
                                         =========      ==========

The accompanying notes are an integral part of this financial statement.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                  Statements of Stockholder's Equity (deficit)
                        For the Year Ended June 30, 2002

                                                                              Stock
                                                           Additional         Receivable      Accumulated
                              No. of Shares     Amount     Paid-in-Capital    Subscription     (Deficit)    Total
                             --------------    --------    ----------------  -------------    ----------    ------
Balances at July 01, 2001           -        $        -    $              -  $           -   $         -   $    -

Issuance of common stock for
services:
November 30, 2001
at $0.003 per share             6,966,667         6,967              14,190             -              -    21,157
May 31, 2002
at $0.003 per share             1,834,543         1,835               3,668             -              -     5,503
June 30, 2002 at
$0.003 per share                  300,000           300                 600             -              -       900

Sale of common stock
November 30, 2001 at
$0.003 per share                  283,333           283                 567          (850)             -        -

Net Loss                               -             -                    -             -        (53,478)  (53,478)
                                -----------    ---------  ------------------  ------------   ------------  --------

Balances at June 30, 2002       9,384,543     $   9,385   $          19,025  $       (850)    $  (53,478) $(25,918)
                               ===========    =========   =================  =============   ============ =========

The accompanying notes are an integral part of this financial statement.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                            Statements of Cash Flows
                        For the Year Ended June 30, 2002
                                      and
                    the period from July 1, 2001 (inception)
                                to June 30, 2002


                                                              July 1, 2001
                                                               (inception)
                                                             to June 30, 2002
                                                           -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                               $ (53,478)         $ (53,478)
Adjustments to reconcile net income
to net cash provided by operating
activities
 Non-cash adjustments
   Issuance of stock for services              27,560             27,560
 Changes in:
   Accounts Payable and Accrued Liabilities    25,918             25,918
                                            ----------         -----------
 NET CASH USED BY OPERATING ACTIVITIES           -                    -
                                            ----------         -----------
NET CHANGE IN CASH                               -                    -

CASH, beginning of year                          -                    -
                                           -----------         -----------
CASH, end of year                         $      -            $       -

SUPPLEMENTAL SCHEDULE OF NON-CASH
INVESTING ACTIVITIES:

 Stock sold for subscription receivable   $      850          $      850
                                           ===========        ============

The accompanying notes are an integral part of this financial statement.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES


Organization and Business
--------------------------

Virtual Interviews, Inc. was incorporated in the State of Nevada on July 1, 2001. The Company is in the development stage, as defined in Financial Accounting Standards Board Statement No. 7. The Company's year end is June 30.

Virtual Interviews is a company that provides services and products within the market segment of human resource professional services and outsourcing. Virtual Interviews provides employers, recruiters and search firms the tools and services to facilitate the initial screening and skills assessment of job candidates. Virtual Interviews will conduct the candidate interview at one of its professional office locations, capture the interview on video, and stream it to the client on demand over a secure private intranet. Candidate interviews will be archived for client review. Human Resource Managers will be able to designate viewing permissions to other hiring managers within the organization. The Company's service is targeted at the professional, managerial, and specialized hiring needs of Global 2000 companies and private industry. The service will be distributed directly through the Virtual Interviews sales force and indirectly through distribution partners such as recruiting agencies and executive out-placement firms.

Acquisition
------------

On October 18, 2002, all of the outstanding capital stock of Virtual Interviews, Inc. was acquired by Torchmail Communications, Inc. (Torchmail). In connection with this transaction, all of the shares of Virtual Interviews, Inc., were exchanged for 9,384,543 shares of Torchmail with Torchmail as the surviving corporation, which changed its name to Ohana Enterprises, Inc.

Revenue Recognition
-------------------

Service revenue is recognized ratably over the contractual period or as services are performed. An initial setup fee will be charged and will be charged to
revenue ratably over the period for which the services are provided.   When
other significant obligations remain after services are delivered, revenue is recognized only after such obligations are fulfilled. No revenue were recognized for the year ended.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements

Advertising Costs
------------------

Advertising and promotion costs are expensed as incurred.


Research and Development
------------------------

Research and development expenditures are charged to operations as incurred.


Stock Based Compensation
------------------------

The Company accounts for stock based compensation in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). This standard requires the Company to adopt the "fair value" method with respect to stock-based compensation of consultants and other non-employees.

Valuation of the Company's Common Stock
---------------------------------------

Unless otherwise disclosed, all stock based transactions entered into by the Company have been valued at fair value of the consideration received or at the market value of the Company's common stock on the date the transaction was entered into.

Loss Per Share
---------------

Basic (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic (loss) per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted-average number of common and common stock equivalent shares outstanding during the period. Common equivalent shares are excluded from the computation if their effect is antidilutive.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of cash, accounts payable, and notes payable approximate fair value because of the short maturity of these items.

Statement of Cash Flows
------------------------

For the purpose of the statement of cash flows, cash includes amounts "on-hand" and amounts deposited with financial institutions.

Use of Estimates in Preparation of Financial Statements
--------------------------------------------------------

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenue, expenses and disclosure of contingent assets and liabilities to prepare these financial statements in accordance with generally accepted accounting principles. Accordingly, actual results may differ from those estimates.


2.      INCOME TAXES


Income taxes are provided pursuant to SFAS No. 109 Accounting for Income Taxes. This statement requires the use of an asset and liability approach for financial reporting for income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. Accordingly, as the realization and use of the net operating loss carryforward is not probable at June 30, 2002, the tax benefit of the loss carryforward is offset by a valuation allowance of the same amount.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements


The composition of the Company's deferred tax assets is as follows:

Total deferred tax assets               $       11,968

Total valuation allowance                      (11,968)
                                         ---------------
Total deferred tax assets               $          -
                                         ===============

The tax effects of temporary differences and carryforwards that give rise to deferred assets are as follows:

Deferred tax assets:
    Net operating loss carryforwards    $      11,968
                                         --------------
    Gross deferred tax assets                  11,968

Valuation allowance                           (11,968)
                                        ---------------
Net deferred tax assets                 $        -
                                        ================

The components of deferred income tax expense (benefit) were as follows:

Temporary differences:

 Net operating loss carryforward        $     11,968

 Increase in valuation allowance             (11,968)
                                       ----------------
                                        $        -
                                       ================

No provision for income taxes has been recorded for the period ended June 30, 2002, as the Company has incurred losses during this period.

The Company has approximately $11,968 of federal and state loss carryforwards available to reduce future federal and state tax liabilities which will expire in 2023.

3.      GOING CONCERN AND MANAGEMENT PLANS

The Company has not had any revenues and has experienced operating losses since inception primarily caused by its continued development and marketing costs. As shown in the accompanying financial statements, the Company incurred a net loss of $53,478 for the year ended June 30, 2002 and as of June 30, 2002 has an accumulated deficit of $53,478. Those factors create an uncertainty and raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company intends to pursue various means of obtaining additional capital. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Continuation of the Company as a going concern is dependent on the Company continuing to raise capital, developing significant revenues and ultimately attaining profitable operations.

The Company is currently devoting its efforts to raising capital and to second generation development of the Virtual Interviews service. Virtual Interviews is seeking potential partners to enter into strategic alliances for sales, distributions and customer service. The Company has identified one such partner, and is finalizing the terms of the agreement. This relationship would benefit Virtual Interviews through the acceleration of product deployment and the minimization initial cost outlays. Virtual Interviews has initialized the design of software requirements specifications for a second generation product with a third party developer. Other efforts are focused on building the Virtual Interviews Board of Directors and Advisors in an attempt to bring additional experience and industry expertise to the Company.

                            Virtual Interviews, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements


 4.     SUBSEQUENT EVENTS

Acquisition

On October 18, 2002 all of the outstanding capital stock of Virtual Interviews, Inc. was acquired by Torchmail Communications, Inc. (Torchmail). In connection with this transaction, all of the shares of Virtual Interviews, Inc., were exchanged for 9,384,543 shares of Torchmail with Torchmail as the surviving corporation, which changed its name to Ohana Enterprises, Inc. As part of the consideration for the acquisition the Company assumed the obligation of certain Virtual Interviews, Inc. shareholders to Hudson Consulting Group, Inc. in the amount of $200,000, pursuant to the purchasers acquisition of 2,811,900 shares of Torchmail common stock. This stock exchange transaction is treated as an acquisition by the Company of the net tangible book value of the assets of Torchmail, at the date of the acquisition.

Legal Proceedings

On January 16, 2003, Ohana Enterprises, Inc., notified Hudson Consulting Group, Inc. ("Hudson") of the Company's intent to offset payments due to Hudson under that certain Stock Purchase Agreement, dated as of August 16, 2002 (the "Agreement"). The offset, permitted under the Agreement, was effected by the Company due to certain alleged misrepresentations and omissions made by Hudson in the Agreement.

The payments to Hudson were incurred by the Company as part of the consideration for Torchmail's acquisition of the Company in October 2002. The Company assumed a $200,000 note payable by certain shareholders of the Company to Hudson (the "Note Payable"), representing payments due to Hudson pursuant to the certain shareholders acquisition from Hudson of 2,811,900 shares of the Company's common stock. Payment of the Note Payable is secured by a Stock Pledge Agreement for two thirds of the shares transferred to the Company and two thirds of the 9,384,543 shares of Torchmail's common stock issued to the Company's shareholders in the acquisition referenced above (collectively, the "Pledged Stock"). The Note Payable calls for a payment of $100,000 on or before the 120th day following the closing of the Hudson stock purchase (the "Closing") and an additional payment of $100,000 on or before the 180th day following the Closing.

On February 27, 2003, Hudson filed a Schedule 13D with the Commission alleging beneficial ownership of an aggregate of an aggregate of 11,407,268 shares of the Company's common stock, and claiming a breach of the Agreement by the Company and a corresponding transfer of voting rights in the Pledged Stock. The Schedule 13D does not reference the offset permitted under Section 6.5.

The Company believes that it has complied with all conditions required for the offset under the Agreement, and that therefore no default has occurred and that voting rights in and to the Pledged Stock remains with the Purchasers. It will vigorously contest any attempt by Hudson or any of its affiliates to exercise voting or other control over the Pledged Stock.